Supplement dated January 24, 2014 to the Green Century Funds Prospectus dated November 28, 2013

The following information supplements the Prospectus and supersedes any contrary information:

Effective April 1, 2014, the principal investment strategy of the Green Century Equity Fund (the Fund or the Equity Fund) is revised to change the index tracked by the Fund, so as to exclude the stocks of companies that explore for, process, refine or distribute coal, oil or gas.  Beginning as of April 1, 2014, the disclosure regarding the “Principal Investment Strategies” of the Equity Fund is revised to reflect the change in index as follows:

The Fund invests substantially all of its assets in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index), a custom index calculated by MSCI Inc.  The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD400 Social Index (the KLD400 Index) minus the stocks of the companies that explore for, process, refine or distribute coal, oil or gas included in the KLD400 Index.

The Equity Fund buys and sells stocks so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the KLD400 ex Fossil Fuels Index.  To the extent practicable, the Fund will seek a correlation between the weightings of securities held by the Fund and the weightings of the securities of the KLD400 ex Fossil Fuels Index of 0.95 or better.

Supplement dated January 24, 2014 to the Green Century Funds Statement of Additional Information dated November 28, 2013

The following information supplements the Statement of Additional Information and supersedes any contrary information:

Effective April 1, 2014, the principal investment strategy of the Green Century Equity Fund (the “Fund” or the “Equity Fund”) is revised to change the index tracked by the Fund, so as to exclude the stocks of companies that explore for, process, refine or distribute coal, oil or gas.  Beginning as of April 1, 2014, the disclosure regarding the Equity Fund on pages 16 to 17 and pages 37 to 38 is revised to reflect the change in index as follows:

Pages 16 to 17
The Fund invests substantially all of its assets in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index), a custom index calculated by MSCI Inc.  The KLD400 ex Fossil Fuels Index is comprised of the common stocks of the approximately 400 companies in the MSCI KLD400 Social Index (the KLD400 Index) minus the stocks of the companies that explore for, process, refine or distribute coal, oil or gas included in the KLD400 Index.

Pages 37 to 38
The KLD400 Index is licensed to Green Century Capital effective November 28, 2006 through March 31, 2014.  The KLD400 ex Fossil Fuels Index is licensed to Green Century Capital effective April 1, 2014.  MSCI Inc. (“MSCI”) is the owner of the KLD400 Index and the KLD400 ex Fossil Fuels Index, but is not the manager of the Equity Fund.  Pursuant to an agreement between MSCI and Green Century Capital, the Equity Fund may be required to discontinue the use of the KLD400 Index or the KLD400 ex Fossil Fuels Index if the license agreement between MSCI and Green Century Capital is terminated.